SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934

                                March 20, 1997

               (Date of Report, date of earliest event reported)


                                  VALHI, INC.

            (Exact name of Registrant as specified in its charter)


               Delaware         1-5467            87-0110150

           (State or other    (Commission        (IRS Employer
           jurisdiction of    File Number)    Identification No.)
            incorporation)


            5430 LBJ Freeway, Suite 1700, Dallas, TX     75240-2697

            Address of principal executive offices)      (Zip Code)


                                (972) 233-1700

             (Registrant's telephone number, including area code)


                                Not applicable

            (Former name or address, if changed since last report)


Item 5: Other Events
        ------------

        On March 20, 1997, the Registrant issued the press release attached
           --------------

hereto as Exhibit 99.1 which is incorporated herein by reference.

Item 7: Financial Statements,  Pro Forma  Financial Information
        -------------------------------------------------------
        and Exhibits
        ------------

        (c)  Exhibit
             -------

        Item No.         Exhibit Index
        --------  -----------------------------------

        99.1      Press release dated March 20, 1997
                                      --------------

                  issued by the Registrant


SIGNATURES
----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 VALHI, INC.
                                 (Registrant)



                                 By:/s/ Steven L. Watson
                                    -----------------------------

                                 Steven L. Watson
                                 Vice President & Secretary